Form 8-K for FIRST CHESAPEAKE FINANCIAL CORP filed on August 6, 1998




                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT



      Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934 Date of Report (Date of earliest event reported) December 15, 1997


                     FIRST CHESAPEAKE FINANCIAL CORPORATION
             (Exact name of registrant as specified in its charter)

          VIRGINIA                     0-21912               54-1624428
(State or other jurisdiction         (Commission           (IRS Employer
     of incorporation)               File Number)        Identification No.)

               12 OREGON AVENUE, PHILADELPHIA, PENNSYLVANIA 19148
                    (Address of principal executive offices)


Registrant's telephone number, including area code   (215) 755-5691


(Former name or former address, if changed since last report.) Not applicable

ITEM 5. OTHER EVENTS

First Chesapeake Announces Management Changes and Relocation of Offices

First Chesapeake Financial Corporation (the "Company") today announced a change in management, retention of interim management, and the move of its corporate headquarters.

In December, 1997, the Company's former management resigned and the Company's Richmond, VA offices were closed. At that time, the Company retained interim management to oversee the move of the office and cessation of the Company's former activities.

Effective January 1, 1998, the Company's headquarters was moved from Richmond, VA to 12 Oregon Avenue, Philadelphia, PA, 19148.

An announcement of permanent management will be made shortly.

According to Board of Directors, "the change in management and move of the Company to Philadelphia represent the first steps toward restoring the Company's operations and serving its shareholders."

The Company is a Virginia corporation that formerly engaged in the residential and commercial mortgage banking business through origination, acquisition and servicing of mortgage loans and mortgage loan servicing rights.

Statements in the press release concerning the Company's business outlook or future economic performances, anticipated profitability, revenues, expenses or other financial items, are forward-looking statements that are estimates reflecting the best judgment of the Company based on currently available information. Such forward-looking statements involve known and unknown risks, uncertainties, contingencies and other factors that could cause results, performance or achievements to differ materially from those stated. Such risks, uncertainties, contingencies and other factors, many of which are beyond the control of the Company, include overall economic and business conditions, trends for the continued growth of the mortgage and financial services industry, the realization of anticipated revenues, profitability and cost synergies, the demand for the Company's products and services, pricing and other competitive factors in the industry, new government regulations and/or legislative initiatives, and other risks and uncertainties described in the Company's reports and filings with the Securities and Exchange Commission. There can be no such assurance that such factors will not affect the accuracy of such forward-looking statements, and the Company assumes no obligation to update the information in this release.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.
                                    FIRST CHESAPEAKE FINANCIAL CORPORATION

Date: August 6, 1998                By: /s/ Richard N. Chakejian, Jr.
                                        ------------------------------
                                        Richard N. Chakejian, Jr. President

                                    By: /s/ Mark Mendelson
                                        ---------------------------------------
                                        Mark Mendelson, Chief Executive Officer